SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS Total Return Bond Fund
Effective on or about August 5, 2019, the maximum front-end sales charge on Class A shares on new fund share purchases is reduced to 2.75%.
Effective on or about August 5, 2019, the following information replaces similar footnote disclosure to the “Shareholder Fees” table in the “FEES AND EXPENSES OF THE FUND” section of the fund’s summary prospectus.
(1) Investments of $250,000 or more may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of the original purchase date and 0.50% if redeemed within the following six months.
Please Retain This Supplement for Future Reference

May 17, 2019
PROSTKR-39